UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08025

Self Storage Group, Inc.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices) (Zipcode)

John F. Ramirez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/14 - 12/31/14

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a current valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

ANNUAL REPORT
DECEMBER 31
2014

SELF STORAGE GROUP, INC.

WWW.SELFSTORAGEGROUPINC.COM

We own and operate 7 self storage facilities located in the Northeast, Mid-Atlantic, and Mid-West regions of the country under the brand Global Self Storage.

PORTFOLIO ANALYSIS
December 31, 2014

TOP TEN	December 31, 2014
HOLDINGS

1	SSG Bolingbrook LLC

2	SSG Dolton LLC

3	SSG Merrillville LLC

4	SSG Sadsbury LLC

5	SSG Rochester LLC

6	SSG Summerville I LLC

7	SSG Summerville II LLC

8	Extra Space Storage, Inc.

9	CubeSmart

10	Sovran Self Storage, Inc.

     Top ten holdings comprise approximately 85% of total assets.

Holdings are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance whether or not any securities will be retained.

1	Annual Report 2014	SELF STORAGE GROUP, INC.

TO OUR STOCKHOLDERS
February 1, 2015	President’s Letter

Dear Fellow Stockholders:

It is a pleasure to welcome the new stockholders who have made their investment in Self Storage Group, Inc. (Ticker: SELF) (here-after referred to as “the Company”) since our last report. The company currently is a non-diversified closed end fund whose common stock is traded over the counter. As previously reported, the Company's stockholders voted to approve the proposal to change the Company's business from an investment company to an operating company that owns, operates, manages, acquires, develops, and redevelops self storage facilities (the "Business Proposal"). In connection with the Business Proposal, the Company has filed a deregistration application with the Securities and Exchange Commission (“SEC”) for an order declaring that the Company has ceased to be an investment company. The Company currently anticipates that it will receive such order in the first half of 2015. As a closed end fund, the primary investment objective of the Company is to provide a high level of income, with capital appreciation as a secondary objective. After the expected deregistration of the Company, it will no longer be a closed end fund subject to its current investment objectives. The Company is internally managed and currently pursues its investment objectives by owning and operating self storage facilities through its wholly owned subsidiaries and by holding shares of publicly traded real estate investment trusts (“REITs”).

Corporate Conversion Progress
In addition to owning and operating self storage facilities, in furtherance of the Business Proposal, the Company recently applied to list its common stock on NASDAQ Capital Market. Upon deregistration as an investment company, the Company intends to change its name to Global Self Storage, Inc.

Until the Business Proposal is fully implemented, the Company’s Board of Directors has the power to change or modify the Business Proposal if it concludes that doing so would be in the best interests of the Company and its stockholders.

Global Self Storage Operational Progress
The Company currently owns, operates and manages, through its wholly owned subsidiaries, seven self storage facilities located in New York, Pennsylvania, Illinois, Indiana and South Carolina, comprising more than 80% of its net assets. All together, these facilities total 501,920 net rentable square feet and offer 3,697 storage units. In addition to traditional and climate-controlled units, many of the facilities feature both covered and outside auto/RV/boat storage.

GLOBAL SELF STORAGE FACILITIES (as of December 31, 2014)
Property	Address	Number of Units	Net Rentable Square Feet (1)	Dec. 31, 2013 Square Foot Occupancy %	Dec., 2014 Square Foot Occupancy %
SSG BOLINGBROOK LLC	296 North Weber Road, Bolingbrook, IL 60440	597	99,550	88%	86%
SSG DOLTON LLC	14900 Woodlawn Avenue, Dolton, IL 60419	651	87,325	74%	92%
SSG MERRILLVILLE LLC	6590 Broadway, Merrillville, IN 46410	506	71,120	90%	92%
SSG ROCHESTER LLC	2255 Buffalo Road, Rochester, NY 14624	649	67,819	74%	88%
SSG SADSBURY LLC	21 Aim Boulevard, Sadsburyville, PA 19369	480	62,248	88%	95%
SSG SUMMERVILLE I LLC	1713 Old Trolley Road, Summerville, SC 29485	558	72,700	60%	71%
SSG SUMMERVILLE II LLC	900 North Gum Street, Summerville, SC 29483	256	41,158	93%	93%
TOTAL		3,697	501,920	79.3%	87.7%

(1)
Includes outside auto/RV/boat storage space of approximately 13,000 square feet at SSG Sadsbury LLC, 45,300 square feet at SSG Bolingbrook LLC, 9,900 square feet at SSG Dolton LLC, 11,170 square feet at SSG Merrillville LLC and 5,300 square feet at SSG Summerville II LLC.

SELF STORAGE GROUP, INC.	Annual Report 2014	2

TO OUR STOCKHOLDERS
President’s Letter

As of December 31, 2014, the average overall square foot occupancy for all of the Company’s facilities combined was 87.7%, up from 79.3% on December 31, 2013. During the year, our self storage properties experienced the usual late spring and summer seasonal boost in overall occupancy as well as the predicted slight occupancy decrease during late fall and early winter. However, we believe that through our various marketing initiatives, we are continuing to attract long term value tenants who we expect will be storing with us for years. Currently, our average tenant duration of stay is over two years.

Our storage facilities are located in the Northeast, Mid-Atlantic and Mid-West regions of the country in generally highly populated and high traffic areas. In each of these areas, our marketing efforts are focused on attracting quality, long term and credit worthy tenants. This “tenant quality over tenant quantity” focus extends to all of our marketing and customer service efforts, especially reflected in our referral marketing program.

We have developed the brand “Global Self Storage” and have renamed and re-branded each of the Company’s self storage facilities to “Global Self Storage”. We intend to convert all future property acquisitions to the “Global Self Storage” brand. We have developed the corporate logo (as displayed on the prior page) and have incorporated it on all of our on-site signage, advertising and other marketing materials. This branding process has included the creation and development of the www.GlobalSelfStorage.us website, whereby prospective customers can click through and read and learn about the features of any of our self storage facilities in their various locations. Existing self storage customers may also pay their storage unit rent on-line through www.GlobalSelfStorage.us. We are continuing to develop the Global Self Storage web presence through selected internet advertising and search engine optimization work. Concomitantly, we continue to solicit reviews from our customers for posting on the “Testimonials” section of our website. We have found that our most reliable source of new tenants is from our roster of current tenants through referrals. In all of our marketing efforts, nothing seems to be as productive as asking happy, satisfied tenants to recommend Global Self Storage to their family, friends, colleagues and others. All of our Property Managers’ attention to detail – maintaining security, cleanliness and attentive customer service – can reap long term benefits for the Company in attracting more and longer-lived self storage tenants.

Each of the Global Self Storage facilities features a 24/7 Rental and Payment Center Kiosk where prospective tenants may rent a unit at any hour of the day and current tenants may pay their rent. All of our facilities have on-site Property Managers who are committed to delivering the finest customer service. Our customer Call Center handles telephone inquiries from current and prospective tenants whenever our Property Managers are not available, can respond to questions about our facilities and storage features, and can take storage unit reservations. We are committed to delivering convenience and care to our storage customers as well as maintaining clean and secure self storage facilities at all times.

Importantly, we have implemented an ongoing revenue management program which includes regular internet data scraping of local competitors’ prices. We do this in order to maintain our competitive market price advantage for our various sized storage units at our Global Self Storage properties. This program helps us maximize and realize our properties’ occupancies and our self storage revenue and net operating income.

Self Storage Market Report
Operationally throughout 2014 and continuing into the first quarter of 2015, the self storage industry continued to enjoy positive trends. Demand for self storage space was sustained by the recovering job and housing markets. The industry experienced generally higher occupancies which led to higher asking rental rates in many markets. Rental rate discounting (“$1 Move-In”, “First Month Free”) was widely reported to be reduced due to higher occupancies. Finally, there continued to be a relatively low number of newly developed self storage properties available, further bolstering demand for existing self storage space by storage customers. It is management’s expectation that this rise in demand, coupled with limited new construction, should continue to support positive absorption across all markets. The Company’s management has noted in certain markets among certain well-capitalized self storage players a recent renewed interest in developing new self storage properties, in expanding existing self storage properties, and in converting and re-purposing existing well-located retail and other buildings to climate-controlled and traditional storage unit properties. We can report that Self Storage Group, Inc. is and will continue to be a part of these new developments in self storage.

The positive operational trends described above combined with continued low interest rates have led new investors into the self storage real property market. Capitalization rates have compressed for high-quality class A institutional size properties, traditionally in demand by REITs and private equity groups. This phenomenon of many players seeking and bidding up relatively few available class A assets have sent yield-seeking investors down the quality scale to capture higher returns in stabilized assets in one-off markets and class B and C assets located in secondary and tertiary cities. We expect these trends to continue through 2015. As such, the Company intends to continue seeking investment opportunities in real property self storage facilities and to employ its strict standards in evaluating all new opportunities. Also, we intend to expand by new construction some of our self storage facilities wherever economically feasible. Global Self Storage in Sadsburyville, PA has completed the major construction of a new all climate-controlled building adding 17,500 net leasable square feet, which will bring the total net leasable square feet for that high-quality class A institutional size property to approximately 80,000 square feet. In the second half of 2015, Global Self Storage in Bolingbrook, IL intends to convert 40,000 square feet of current parking space to new climate-controlled and traditional storage unit buildings, resulting in another state-of-the-art Global Self Storage property of approximately 100,000 net leasable square feet excellently located in a Chicago suburb of favorable long term demographics. Next up for expansion review are the Merrillville, Rochester and Summerville II Global Self Storage facilities.

3	Annual Report 2014	SELF STORAGE GROUP, INC.

TO OUR STOCKHOLDERS

Risk Factors
Stockholders should note that there are a number of risks related to the Company’s business during the implementation and following the consummation of the Business Proposal. These include, but are not limited to, risks related to the operating performance of the Company’s self storage facilities and risks associated with the Company’s real estate investments. There are also risks related to the Company’s organization and structure and risks related to the Company’s tax status as a REIT.

The foregoing is qualified by reference to a more complete statement of applicable risks contained in this report under “Policies and Risks-Risk Factors” and in the Company’s Proxy Statement dated November 9, 2011 and Supplemental Questions & Answers Regarding the Business Proposal dated November 23, 2011 which are available at http://www.SelfStorageGroupInc.com/proxystatement.html and upon request by contacting the Company.

GLOBAL SELF STORAGE PROPERTIES SUMMARY FINANCIAL INFORMATION (Unaudited results for the year ended December 31, 2014)(1)
Property	Address	Total Revenues	Funds From Operations	Depreciation & Amortization	Carrying Value
SSG BOLINGBROOK LLC	296 North Weber Road, Bolingbrook, IL 60440	$691,080	$413,396	$153,986	$5,950,000
SSG DOLTON LLC	14900 Woodlawn Avenue, Dolton, IL 60419	$678,255	$422,623	$139,392	$5,500,000
SSG MERRILLVILLE LLC	6590 Broadway, Merrillville, IN 46410	$588,259	$407,639	$133,896	$5,400,000
SSG ROCHESTER LLC	2255 Buffalo Road, Rochester, NY 14624	$858,706	$386,286	$83,819	$4,900,000
SSG SADSBURY LLC	21 Aim Boulevard, Sadsburyville, PA 19369	$558,366	$258,489	$86,468	$5,050,000
SSG SUMMERVILLE I LLC	1713 Old Trolley Road, Summerville, SC 29485	$383,451	$168,170	$69,573	$2,550,000
SSG SUMMERVILLE II LLC	900 North Gum Street, Summerville, SC 29483	$221,741	$118,058	$43,961	$1,480,000
TOTAL		$3,979,858	$2,174,661	$711,095	$30,830,000

(1)
The table above is not a full and complete financial presentation of the Company’s results in accordance with U.S. generally accepted accounting principles (“GAAP”), but is rather a summary of certain of its self storage properties’ financial highlights. For example, certain expense and income items such as “Corporate overhead expense”, “Securities dividends and interest income” and “Realized gain (or losses) on securities” are not included, presented or discussed in this table. Funds From Operations (“FFO”) is defined by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) as net income computed in accordance with GAAP, excluding gains or losses on sales of operating properties and impairment write downs of depreciable real estate assets, plus depreciation and amortization and after adjustments to record unconsolidated partnerships and joint ventures on the same basis. The Company believes that to further understand the Company’s performance, FFO should be considered along with the reported net income and cash flows in accordance with GAAP, as presented in the Company’s consolidated financial statements. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income as an indication of the Company’s performance, as an alternative to net cash flow from operating activities as a measure of liquidity, or as an indicator of the Company’s ability to make cash distributions.

SELF STORAGE GROUP, INC.	Annual Report 2014	4

President’s Letter

Strategy and Returns
The Company’s strategy in 2014 and into 2015 continues to be to own and operate in self storage facilities and maintain certain investments in the securities of large, quality companies in the REIT universe. The Company’s current strategy has resulted in a year-to-date total return through December 31, 2014 based on net asset value of 20.67% and a total return based on market price value of 8.72%. Distributions for the year through December 31, 2014 totaled $0.26 per share. The Company publishes its net asset value as of the end of each calendar quarter and, as of December 31, 2014, the Company’s net asset value per share was $5.14 and its share closing market price was $3.63. While investment return and value will vary and shares of the Company may subsequently be worth more or less than original cost, this represents an opportunity for investors to purchase the Company’s shares at what we believe to be a discount to their underlying value.

Distribution Policy and Tax Treatment
The current distribution policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains, and to the extent necessary, paid in capital. Year-to-date through December 31, 2014, distributions paid totaled $0.26 per share. The majority of these distributions is estimated to be comprised of net capital gains and return of capital. The estimated components of each quarterly distribution, which may include a potential return of capital, are provided to stockholders of record in a notice accompanying the distributions. The Company qualified for treatment as a REIT for federal tax purposes in fiscal years 2013 and 2014 and intends to qualify for treatment as a REIT for federal tax purposes in fiscal year 2015.

Stockholder Rights Plan
On November 28, 2014, the Company announced that its Board of Directors, after careful consideration and based on the recommendation of a special committee comprised solely of the independent directors, by the unanimous vote of the directors present, adopted a stockholder rights plan (the “Plan”). This action has been taken in furtherance of implementing the Company’s Business Proposal. In approving the Plan, the Board seeks to preserve the Company’s ability to fully implement the Business Proposal and to discourage the accumulation of shares by persons or groups of persons to such an extent that concentrated ownership may adversely affect the Company’s ability to qualify as a REIT for federal tax purposes and deregister as an investment company.

To implement the Plan, the Board of Directors declared a special dividend distribution of one non-transferable right for each outstanding share of the Company’s common stock, par value $.01 per share, to stockholders of record at the close of business on November 28, 2014. Each right entitles the registered holder to purchase from the Company one share of its common stock, par value $.01 per share, subject to adjustment. The rights will be distributed as a non-taxable dividend and will expire at the close of business on March 27, 2015, unless earlier redeemed or exchanged by the Company. The rights will be evidenced by the underlying Company common stock and no separate rights certificates will presently be distributed.

Subject to certain exceptions in the rights agreement (“Rights Agreement”), the rights will become exercisable 10 days following a public announcement that a “person” (as defined in the Rights Agreement) or a group of affiliated or associated persons have acquired “beneficial ownership” (as defined in the Rights Agreement) of 19% or more of the outstanding shares of the Company’s common stock. In this event, any person who “beneficially owns” (as defined in the Rights Agreement) more than 17% of the outstanding common shares of the Company’s common stock will not be permitted to exercise any rights associated with common shares beneficially owned in excess of 17% of the outstanding common shares of the Company, and those additional rights will be deemed null and void. The Board of Directors may terminate the Plan at any time or redeem the rights, for $.01 per right, at any time before a person or a group of affiliated or associated persons beneficially owns 19% or more of the Company’s common stock.

The Company’s website, www.SelfStorageGroupInc.com, provides investors with investment information, news, and other material regarding the Company.

As always, we are grateful to the Company’s long standing stockholders for their continuing support.

Sincerely,
Mark C. Winmill
President

5	Annual Report 2014	SELF STORAGE GROUP, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2014
Financial Statements

Member Equity Interest		Value
	REAL ESTATE OWNED (80.92%)

	Self Storage Properties (80.92%)
100%	SSG Bolingbrook LLC (a) (b)	$5,950,000
100%	SSG Dolton LLC (a) (b)	5,500,000
100%	SSG Merrillville LLC (a) (b)	5,400,000
100%	SSG Rochester LLC (a) (b)	4,900,000
100%	SSG Sadsbury LLC (a) (b)	5,050,000
100%	SSG Summerville I LLC (a) (b)	2,550,000
100%	SSG Summerville II LLC (a) (b)	1,480,000
	Total real estate owned (Cost $27,275,000)	30,830,000

Shares	COMMON STOCKS (5.92%)

	Real Estate Investment Trusts (5.92%)

	Diversified (1.31%)
2,700	Public Storage	499,095

	Industrial (4.61%)
24,000	CubeSmart	529,680
12,000	Extra Space Storage, Inc.	703,680
6,000	Sovran Self Storage, Inc.	523,320
		1,756,680

	Total common stocks (Cost $1,360,102)	2,255,775

	PREFERRED STOCKS (3.12%)
	Real Estate Investment Trusts (3.12%)

	Industrial (1.05%)
15,000	CubeSmart 7.75%, Series A	399,900

	Retail (2.07%)
15,000	Pennsylvania Real Estate Investment Trust, 8.25%, Series A	393,750
15,000	Realty Income Corp., 6.625%, Series F	393,300
		787,050

	Total preferred stocks (Cost $1,118,692)	1,186,950

Units	OTHER (1.36%)
349,000	DWS RREEF Real Estate Fund Liquidating Trust (b) (c)	90,740
1,100,066	DWS RREEF Real Estate Fund II Liquidating Trust (b) (c)	429,025
2	RMR Asia Pacific Fund Fractional shares (b)	0

	Total other (Cost $0)	519,765

See notes to financial statements.

SELF STORAGE GROUP, INC.	Annual Report 2014	6

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2014
Financial Statements

Shares	SHORT TERM INVESTMENT (8.98%)	Value
3,421,192	SSgA Money Market Fund, 7 day annualized yield 0.01% (Cost $3,421,192)	$3,421,192

	Total investments (Cost $33,174,986) (100.30%)	38,213,682

	Liabilities in excess of other assets (-0.30%)	(112,774)

	Net assets (100.00%)	$38,100,908

(a)	Controlled affiliate.
(b)	Illiquid and/or restricted security that has been fair valued.
(c)	Non-income producing.

LLC    Limited Liability Company

See notes to financial statements.

7	Annual Report 2014	SELF STORAGE GROUP, INC.

STATEMENT OF ASSETS AND LIABILITIES
Financial Statements

December 31, 2014
Assets
Investments, at value
Wholly-owned subsidiaries (cost $27,275,000 )	$30,830,000
Unaffiliated issuers (cost $5,899,986)	7,383,682

38,213,682
Cash	29,754
Dividends receivable	13,202
Due from wholly-owned subsidiaries	3,372
Other assets	10,195

Total assets	38,270,205

Liabilities
Accounts payable and accrued expenses	125,223
Due to affiliates	44,074

Total liabilities	169,297

Net Assets	$38,100,908

Net Asset Value Per Share	$5.14
(applicable to 7,416,766 shares outstanding:
20,000,000 shares $0.01 par value authorized)

Net Assets Consist of
Paid in capital	$33,159,940
Undistributed net investment loss	(97,728)
Net unrealized appreciation on investments	5,038,696

$38,100,908

See notes to financial statements.

SELF STORAGE GROUP, INC.	Annual Report 2014	8

STATEMENT OF OPERATIONS
Financial Statements

Year Ended December 31, 2014

Investment Income
Dividends
Wholly-owned subsidiaries	$2,178,000
Unaffiliated issuers (net of $2,270 foreign tax withholding)	259,401

Total investment income	2,437,401

Expenses
Compensation and benefits	778,843
Legal	190,768
Occupancy and other office expenses	110,396
Bookkeeping and pricing	84,123
Directors	39,236
Auditing	38,985
Stockholder communications	24,607
Transfer agent	14,600
Insurance	13,630
Custodian	9,815
Interest on bank credit facility	3,395
Other	2,660

Total expenses	1,311,058

Net investment income	1,126,343

Realized and Unrealized Gain (Loss)
Net realized gain on investments in unaffiliated issuers	1,459,315
Net unrealized appreciation
Wholly-owned subsidiaries	3,092,500
Unaffiliated issuers	410,630

Net realized and unrealized gain	4,962,445

Net increase in net assets resulting from operations	$6,088,788

See notes to financial statements.

9	Annual Report 2014	SELF STORAGE GROUP, INC.

STATEMENTS OF CHANGES IN NET ASSETS
Financial Statements

	Year Ended December 31, 2014	Year Ended December 31, 2013

Operations
Net investment income (loss)	$1,126,343	$(677,093)
Net realized gain	1,459,315	2,458,952
Unrealized appreciation (depreciation)	3,503,130	(422,429)

Net increase in net assets resulting from operations	6,088,788	1,359,430

Distributions to Stockholders
Net investment income	(450,425)	(430,633)
Net realized gains	(1,477,934)	(2,142,985)

Total distributions	(1,928,359)	(2,573,618)

Total increase (decrease) in net assets	4,160,429	(1,214,188)

Net Assets
Beginning of period	33,940,479	35,154,667

End of period	$38,100,908	$33,940,479

End of period net assets include undistributed net investment loss	$(97,728)	$(791,761)

See notes to financial statements.

SELF STORAGE GROUP, INC.	Annual Report 2014	10

STATEMENT OF CASH FLOWS
Financial Statements

Year Ended December 31, 2014
Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$6,088,788
Adjustments to reconcile increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Unrealized appreciation of investments	(3,503,130)
Net realized gain on sales of investment securities	(1,459,315)
Capital invested in wholly-owned subsidiaries	(300,000)
Proceeds from sales of investment securities	5,630,252
Net purchases of short term investments	(2,884,570)
Decrease in due from subsidiaries	53,465
Decrease in dividends receivable	37,434
Decrease in other assets	2,235
Increase in accrued expenses	31,761
Decrease in due to affiliates	(21,767)

Net cash provided by operating activities	3,675,153

Cash Flows from Financing Activities
Cash distributions paid	(1,928,359)
Bank credit facility repayment	(1,717,040)

Net cash used in financing activities	(3,645,399)

Net change in cash	29,754

Cash
Beginning of period	-

End of period	$29,754

Supplemental disclosure of cash flow information:
Cash paid for interest on bank credit facility	$3,448

See notes to financial statements.

11	Annual Report 2014	SELF STORAGE GROUP, INC.

NOTES TO FINANCIAL STATEMENTS	December 31, 2014
Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES Self Storage Group, Inc. (the “Company”), is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed end management investment company. The Company is internally managed by its officers under the direction of its Board of Directors. Its shares are quoted over the counter under the ticker symbol SELF.

On February 29, 2012, stockholders approved a proposal to change the Company's business from an investment management company to an operating company that owns, operates, manages, acquires, develops and redevelops professionally managed self storage properties (the "Business Proposal"). Until the Business Proposal is fully implemented, the Company's Board of Directors has the power to change or modify the Business Proposal if it concludes that doing so would be in the best interests of the Company and its stockholders.

As a closed end management investment company, the primary investment objective of the Company is to provide a high level of income, with capital appreciation as a secondary objective. The Company has applied to the Securities and Exchange Commission to deregister as a closed end management investment company under the Act. After the Company deregisters, it will no longer be a closed end management investment company subject to its current investment objectives.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Company:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Company could change on a day when stockholders cannot buy or sell shares of the Company. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Valuation Committee (“VC”) of the Company under the direction of or pursuant to procedures approved by the Company’s Board of Directors. Due to the inherent uncertainty of valuation, such fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Company may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Investments in Other Investment Companies – The Company may invest in shares of other investment companies (the “Acquired Fund”) in accordance with the Act and related rules. Stockholders in the Company bear the pro rata portion of the fees and expenses of an Acquired Fund in addition to the Company’s expenses. Expenses incurred by the Company that are disclosed in the statement of operations do not include fees and expenses incurred of an Acquired Fund. The fees and expenses of an Acquired Fund are reflected in such Acquired Fund’s total returns.

Investments in Real Estate Investment Trusts – Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Real Estate Owned - Self Storage Properties – The Company owns, operates, manages, acquires, develops and redevelops self storage properties through wholly-owned subsidiaries.

Short Sales – The Company may sell a security short it does not own in anticipation of a decline in the market value of the security. When the Company sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. The Company is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which the Company sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as the Company’s ultimate obligation to satisfy the terms of the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

SELF STORAGE GROUP, INC.	Annual Report 2014	12

NOTES TO FINANCIAL STATEMENTS	December 31, 2014 continued
Financial Statements

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date or, in the case of foreign securities, as soon as practicable after the Company is notified. Taxes withheld on income from foreign securities have been provided for in accordance with the Company’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed by the Company to have been incurred solely by the Company are borne by the Company. Expenses deemed by the Company to have been incurred jointly by the Company and one or more of the other investment companies for which its affiliates serve as investment manager or other related entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Company.

Expense Reduction Arrangement – Through arrangements with the Company’s custodian, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. No credits were realized by the Company during the periods covered by this report.

Distributions to Stockholders – Distributions to stockholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – The Company has elected to be treated as a REIT under the Internal Revenue Code of 1986, as amended (“IRC”). In order to maintain its qualification as a REIT, among other things, the Company is required to distribute at least 90% of its REIT taxable income to its stockholders and meet certain tests regarding the nature of its income and assets. As a REIT, the Company is not subject to federal income tax with respect to that portion of its income which meets certain criteria and is distributed annually to stockholders. The Company plans to continue to operate so that it meets the requirements for taxation as a REIT. Many of these requirements, however, are highly technical and complex. If the Company were to fail to meet these requirements, it would be subject to federal income tax. The Company is subject to certain state and local taxes.

Foreign securities held by the Company may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Company invests.

The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Company has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2011 – 2013), or expected to be taken in the Company’s 2014 tax returns.

2. RELATED PARTY TRANSACTIONS Certain officers and directors of the Company also serve as officers and directors of Winmill & Co. Incorporated (“Winco”), Bexil Corporation, Tuxis Corporation (“Tuxis”), and their affiliates (collectively with the Company, the “Affiliates”). As of December 31, 2014, certain of the Affiliates owned approximately 2% of the Company’s outstanding common stock. Pursuant to an arrangement between a professional employer organization (“PEO”) and the Affiliates, the PEO provides payroll, benefits, compliance, and related services for employees of the Affiliates in accordance with applicable rules and regulations under the IRC and, in connection therewith, Midas Management Corporation (“MMC”), a subsidiary of Winco, acts as a conduit payer of compensation and benefits to the Affiliates’ employees including those who are concurrently employed by the Company and its Affiliates. Rent expense of concurrently used office space and overhead expenses for various concurrently used administrative and support functions incurred by the Affiliates are allocated at cost among them. The Affiliates participate in a 401(k) retirement savings plan for substantially all qualified employees. A matching expense based upon a percentage of contributions to the plan by eligible employees is incurred and allocated among the Affiliates. The matching expense is accrued and funded on a current basis and may not exceed the amount permitted as a deductible expense under the IRC. The aggregate compensation accrued and paid by the Company for the year ended December 31, 2014 was $778,843. The aggregate rent and overhead accrued and paid by the Company for the year ended December 31, 2014 was $65,156. As of December 31, 2014, the Company had reimbursements payable to MMC and Winco for compensation and benefits and rent and overhead of $44,074.

13	Annual Report 2014	SELF STORAGE GROUP, INC.

NOTES TO FINANCIAL STATEMENTS	December 31, 2014 continued
Financial Statements

As of December 31, 2014, the Company had an aggregate receivable for expenses paid on behalf of its wholly-owned subsidiaries of $3,372.

Under the terms of the Company’s employment agreement with its President, Mark C. Winmill, the maximum monthly automobile allowance is $1,000 per month. To the extent that the monthly maximum payment under the Company’s automobile lease exceeds the monthly allowance, Mr. Winmill must reimburse the Company for the excess amount. In this regard, Mr. Winmill has reimbursed the Company $1,722 for the automobile payments paid and due in 2014.

The Company leases office space from Tuxis under a rental agreement. The terms of occupancy are month to month and automatically renew, unless terminated by either party, on ten days written notice. The monthly rental charges are $1,000 per month due and payable on the first day of each month. For the year ended December 31, 2014, the total rent paid by the Company to Tuxis was $3,867.

3.  DISTRIBUTIONS TO STOCKHOLDERS AND DISTRIBUTABLE EARNINGS The tax character of distributions paid by the Company are summarized as follows:

	Year Ended December 31,
Distributions paid from:	2014	2013
Net investment income	$450,425	$430,633
Net realized gains	1,477,934	2,142,985

Total distributions	$1,928,359	$2,573,618

As of December 31, 2014, distributable earnings on a tax basis was comprised of the following:

Unrealized appreciation	$ 4,940,968

The difference between book and tax unrealized appreciation is attributable to income of the Company’s wholly-owned unconsolidated subsidiaries.

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

GAAP requires certain components related to permanent differences of net assets to be classified differently for financial reporting than for tax reporting purposes. These differences have no effect on net assets or net asset value per share. These differences which may result in distribution reclassifications, are primarily due to differences in, return of capital dividends, recharacterization of capital gain income, and timing of distributions. As of December 31, 2014, the Company recorded the following financial reporting reclassifications to the net asset accounts to reflect those differences:

Increase in Undistributed Net Investment Income	Decrease in Net Realized Gain on Investments	Decrease in Paid in Capital
$19,565	$17,169	$(36,734)

SELF STORAGE GROUP, INC.	Annual Report 2014	14

NOTES TO FINANCIAL STATEMENTS	December 31, 2014 continued
Financial Statements

4. VALUE MEASUREMENT GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 –  observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 – unobservable inputs for the asset or liability including the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Company’s major categories of assets and liabilities measured at fair value on a recurring basis:

Real estate assets – Real estate assets, including self storage facilities held indirectly through one or more wholly owned and controlled subsidiaries, are valued using fair value pricing as determined in good faith by the VC under the direction of or pursuant to procedures approved by the Company’s Board of Directors. Real estate assets may be valued by reference to, among other things, quarterly appraisals by an independent third party and additional factors which may include assessment of comparable recent acquisitions, changes in cash flows from the operation of the subject property, and material events affecting the operation of the property.

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the VC under the direction of and pursuant to procedures approved by the Company’s Board of Directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

15	Annual Report 2014	SELF STORAGE GROUP, INC.

NOTES TO FINANCIAL STATEMENTS	December 31, 2014 continued
Financial Statements

The following is a summary of the inputs used as of December 31, 2014 in valuing the Company’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

ASSETS	Level 1	Level 2	Level 3	Total
Investments, at value
Real estate owned	$-	$-	$30,830,000	$30,830,000
Common stocks	2,255,775	-	-	2,255,775
Preferred stocks	1,186,950	-	-	1,186,950
Other	-	-	519,765	519,765
Short term investments	3,421,192	-	-	3,421,192
Total investments, at value	$6,863,917	$-	$31,349,765	$38,213,682

There were no securities transferred from level 1 at December 31, 2013 to level 2 at December 31, 2014.

The following is a reconciliation of level 3 assets including securities valued at zero:

	Real Estate Owned	Other	Total
Balance at December 31, 2013	$27,437,500	$94,561	$27,532,061
Cost of purchases	300,000	-	300,000
Proceeds from sales	-	-	-
Transfers into (out of) level 3	-	-	-
Change in unrealized appreciation	3,092,500	425,204	3,517,704
Balance at December 31, 2014	$30,830,000	$519,765	$31,349,765
Net change in unrealized appreciation attributable to assets still held as level 3 at December 31, 2014	$3,092,500	$425,204	$3,517,704

Unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

The VC, under the direction of the Company’s Board of Directors, considers various valuation approaches for valuing assets categorized within level 3 of the fair value hierarchy. The factors used in determining the value of such assets may include, but are not limited to: marketability, professional appraisals of portfolio companies, company and industry results and outlooks, and general market conditions. The VC then recommends a value for each asset in light of all the information available. The determination of fair value involves subjective judgments. As a result, using fair value to price an investment may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the asset. Significant changes in any of those inputs in isolation may result in a significantly lower or higher value measurement. The pricing of all fair value assets is reported to the Company’s Board of Directors.

In valuing the self storage properties owned through the Company’s wholly-owned subsidiaries as of December 31, 2014, the VC used a number of significant unobservable inputs to develop a range of possible values for the properties. It used a sales comparison approach which looks at recent sales of self storage properties considered similar to the subject property, an income capitalization approach which looks at discounted cash flow analysis based on certain assumptions regarding the property’s trend in income and expenses, and a cost approach which looks at recent comparable land sales in the subject area and the estimated replacement value of the existing buildings and site improvements.

The values obtained from weighting the three methods described above, with greater weight given to the sales comparison approach, were then discounted for the lack of marketability of the Company’s membership interest in each subsidiary, which represents the range of rates the VC believes market participants may apply. The resulting range of values, together with the underlying support, other information about each underlying property’s financial condition and results of operations and its industry outlook, were considered by the VC, which recommended a value for each subsidiary.

SELF STORAGE GROUP, INC.	Annual Report 2014	16

NOTES TO FINANCIAL STATEMENTS	December 31, 2014 continued
Financial Statements

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized as level 3 as of December 31, 2014:

December 31, 2014	Fair Value	Valuation Technique	Unobservable Input	Range
REAL ESTATE OWNED Self Storage Properties	$30,830,000	Income capitalization approach	Capitalization rates	5% - 8%
OTHER	$519,765	Liquidating value	Discount rate for lack of marketability	35%

5.  INVESTMENTS IN WHOLLY-OWNED SUBSIDIARIES The following summary sets forth the Company’s membership equity ownership including membership equity capital additions and reductions, cash dividends received by the Company, and the value of each wholly-owned subsidiary as recorded in the schedule of portfolio investments as of and for the year ended December 31, 2014.

	Beginning	Membership Equity		Ending	Dividend	Value
	Equity Interest	Gross	Gross	Equity Interest	Income	December 31, 2014
	Percentage	Additions	Reductions	Percentage

SSG Bolingbrook LLC	100%	$-	$-	100%	$407,000	$5,950,000

SSG Dolton LLC	100%	$-	$-	100%	$441,000	$5,500,000

SSG Merrillville LLC	100%	$-	$-	100%	$383,000	$5,400,000

SSG Rochester LLC	100%	$-	$-	100%	$511,000	$4,900,000

SSG Sadsbury LLC	100%	$300,000	$-	100%	$257,000	$5,050,000

SSG Summerville I LLC	100%	$-	$-	100%	$101,000	$2,550,000

SSG Summerville II LLC	100%	$-	$-	100%	$78,000	$1,480,000

The Company’s wholly-owned subsidiaries are each a controlled affiliate as defined under the Act. A controlled affiliate is an issuer in which the Company’s holdings represent 25% or more of the outstanding voting securities of such issuer.

17	Annual Report 2014	SELF STORAGE GROUP, INC.

NOTES TO FINANCIAL STATEMENTS	December 31, 2014 continued
Financial Statements

6.  SUMMARIZED FINANCIAL INFORMATION OF WHOLLY-OWNED SUBSIDIARIES Each of the Company’s wholly-owned subsidiaries owns and operates a self storage facility business. The following sets forth unaudited summarized information as to assets, liabilities, and results of operations for each wholly-owned subsidiary as of and for the year ended December 31, 2014:

Dollars in thousands	SSG Bolingbrook LLC	SSG Dolton LLC	SSG Merrillville LLC	SSG Rochester LLC	SSG Sadsbury LLC	SSG Summerville I LLC	SSG Summerville II LLC
OPERATING DATA Year ended December 31, 2014
Rental income	$ 691	$ 678	$ 588	$ 859	$ 558	$ 383	$ 222
Net income	$ 259	$ 283	$ 250	$ 302	$ 172	$ 97	$ 73
BALANCE SHEET DATA December 31, 2014
Real estate assets, net	$ 5,535	$ 4,996	$ 4,710	$ 3,489	$ 4,155	$ 2,235	$ 1,255
Total assets	$ 5,726	$ 5,133	$ 4,817	$ 3,682	$ 4,213	$ 2,271	$ 1,278
Total liabilities	$ 128	$ 106	$ 77	$ 19	$ 22	$ 20	$ 11

7.  ILLIQUID AND RESTRICTED INVESTMENTS The Company holds investments that have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. These investment holdings have been valued at fair value. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted investment holdings owned at December 31, 2014, were as follows:

	Acquisition Date	Cost	Value
SSG Bolingbrook LLC	6/27/13	$5,700,000	$5,950,000
SSG Dolton LLC	6/27/13	5,100,000	5,500,000
SSG Merrillville LLC	6/27/13	4,825,000	5,400,000
SSG Rochester LLC	12/5/12	3,750,000	4,900,000
SSG Sadsbury LLC	12/24/12	4,300,000	5,050,000
SSG Summerville I LLC	7/12/13	2,300,000	2,550,000
SSG Summerville II LLC	8/20/13	1,300,000	1,480,000
DWS RREEF Real Estate Fund Liquidating Trust	2009	0	90,740
DWS RREEF Real Estate Fund II Liquidating Trust	2009	0	429,025
RMR Asia Pacific Fund Fractional shares	2010	0	0
Total		$27,275,000	$31,349,765
Percent of net assets		72%	82%

8.  INVESTMENT TRANSACTIONS Purchases and proceeds of investments, excluding short term investments, were $300,000 and $5,630,252, respectively, for the year ended December 31, 2014. As of December 31, 2014, for federal income tax purposes, the aggregate cost of investments was $33,272,714 and net unrealized appreciation was $4,940,968, comprised of gross unrealized appreciation of $4,943,953 and gross unrealized depreciation of $2,985.

SELF STORAGE GROUP, INC.	Annual Report 2014	18

NOTES TO FINANCIAL STATEMENTS	December 31, 2014 continued
Financial Statements

9.  BORROWING AND SECURITIES LENDING The Company has entered into a Committed Facility Agreement (the “CFA”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows the Company to adjust its credit facility amount up to $20,000,000, and a Lending Agreement, as defined below. Borrowings under the CFA are secured by assets of the Company that are held with the Company’s custodian in a separate account (the “pledged collateral”). Interest is charged at the 1 month LIBOR (London Inter-bank Offered Rate) plus 0.95% on the amount borrowed and 0.50% on the undrawn balance. Because the Company adjusts the facility amount each day to equal borrowing drawn that day, the 0.50% annualized rate charge on undrawn facility amounts provided for by the CFA has not been incurred. As of December 31, 2014, there was no outstanding loan balance or assets pledged as collateral. The weighted average interest rate and average daily amount outstanding under the CFA for the year ended December 31, 2014 were 1.11% and $297,833, respectively. The maximum amount outstanding during the year ended December 31, 2014 was $1,717,823.

The Lending Agreement provides that BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Company to BNP under the CFA. BNP may re-register the Lent Securities in its own name or in another name other than the Company and may pledge, re-pledge, sell, lend, or otherwise transfer or use the Lent Securities with all attendant rights of ownership. The Company may designate any security within the pledge collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Company. BNP must remit payment to the Company equal to the amount of all dividends, interest, or other distributions earned or made by the Lent Securities.

Under the Lending Agreement, Lent Securities are marked to market daily and, if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Company to BNP under the CFA (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Company’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Company’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Company will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Currrent Borrowings. The Company can recall any of the Lent Securities and BNP is obligated, to the extent commercially possible, to return such security or equivalent security to the Company’s custodian no later than three business days after such request. If the Company recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Company’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Company shall also have the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair value of such Lent Securities against the Current Borrowings. The Company earns securities lending income consisting of payments received from BNP for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. As of and for the year ended December 31, 2014, there were no Lent Securities.

10.  INVESTMENT AND SECURITIES RISK

Foreign securities risk. Investments in the securities of foreign issuers involve special risks, including changes in foreign exchange rates and the possibility of future adverse political and economic developments, which could adversely affect the value of such securities. Moreover, securities of foreign issuers and traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

Non-diversification risk. The Company is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified company. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified company.

Equity securities risk. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Concentration risk. The Company’s assets are concentrated in investments in the real estate industry and, as a result, the value of the Company’s common stock may be subject to greater volatility than an investment company with a portfolio that is less concentrated by industry. If the securities of the real estate industry or self storage companies as a group fall out of favor with investors, the Company could underperform other companies that have greater industry diversification. A more concentrated portfolio may cause the Company’s net asset value to be more volatile and thus may subject stockholders to more risk. As of December 31, 2014, the Company held approximately 82% of its assets in self storage properties. Thus, the volatility of the Company’s net asset value, and its performance in general, depends disproportionately more on the performance of a single industry than that of a more diversified company.

19	Annual Report 2014	SELF STORAGE GROUP, INC.

NOTES TO FINANCIAL STATEMENTS	December 31, 2014 continued
Financial Statements

REIT risk. The Company’s investments in securities of real estate companies involve risks. The REITs in which the Company invests are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers.

11.  CAPITAL STOCK The Company is authorized to issue 20,000,000 shares of $0.01 par value common stock. There were no transactions in common stock during 2014 or 2013.

12.  STOCKHOLDER RIGHTS PLAN On November 28, 2014, the Company’s Board of Directors adopted a stockholder rights plan (the  “Plan”) dated November 28, 2014. To implement the Plan, the Board of Directors declared a special dividend distribution of one nontransferable right for each outstanding share of the Company’s common stock, par value $.01 per share, to stockholders of record at the close of business on November 28, 2014. Each right entitles the registered holder to purchase from the Company one share of its common stock, par value $.01 per share, subject to adjustment. The rights will be distributed as a non-taxable dividend and will expire at the close of business on March 27, 2015, unless earlier redeemed or exchanged by the Company. The rights will be evidenced by the underlying Company common stock and no separate rights certificates will presently be distributed. Subject to certain exceptions in the rights agreement, (“Rights Agreement”) the rights will become exercisable 10 days following a public announcement that a “person” (as defined in the Rights Agreement) or a group of affiliated or associated persons have acquired “beneficial ownership” (as defined in the Rights Agreement) of 19% or more of the outstanding shares of the Company’s common stock. In this event, however, any person who “beneficially owns” (as defined in the Rights Agreement) more than 17% of the outstanding common shares of the Company’s common stock will not be permitted to exercise any rights associated with common shares beneficially owned in excess of 17% of the outstanding common shares of the Company, and those additional rights will be deemed null and void. The Board of Directors may terminate the Plan at any time or redeem the rights, for $.01 per right, at any time before a person or a group of affiliated or associated persons beneficially owns 19% or more of the Company’s common stock. Under certain circumstances, as set forth in the Rights Agreement, certain rights owned by any person who is or becomes an acquiring person (as defined in the Rights Agreement) shall become null and void. A copy of the Rights Agreement specifying the terms and conditions of the rights is available on the Company’s website at www.SelfStorageGroupInc.com.

13.  SHARE REPURCHASE PROGRAM In accordance with Section 23(c) of the Act, the Company may from time to time repurchase its shares in the open market at the discretion of and upon such terms as determined by the Board of Directors. The Company did not repurchase any of its shares during 2014 or 2013.

14. COMMITMENTS AND CONTINGENCIES The Company indemnifies its officers and directors from certain liabilities that might arise from their performance of their duties for the Company. Additionally, in the normal course of business, the Company enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Company under circumstances that have not occurred.

The Company leases an automobile under a lease expiring on February 25, 2017. The future minimum lease payments under the lease in aggregate are $28,913 comprised of annual payments of $13,878, $13,878, and $1,157 for the years ending December 31, 2015, 2016, and 2017, respectively.

15.  OTHER INFORMATION The Company may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the Company’s business strategy to acquire and operate self storage properties

SELF STORAGE GROUP, INC.	Annual Report 2014	20

FINANCIAL HIGHLIGHTS	December 31, 2014
Financial Statements

	Year Ended December 31,
Per Share Operating Performance	2014	2013	2012	2011	2010
(for a share outstanding throughout each period) Net asset value, beginning of period	$4.58	$4.74	$4.60	$5.00	$4.43
Income from investment operations:
Net investment income (loss) (1)	.15	(.09)	.01	.19	.20
Net realized and unrealized gain (loss) on investments	.67	.28	.60	(.33)	.59
Total income from investment operations	.82	.19	.61	(.14)	.79
Less distributions:
Net investment income	(.06)	(.06)	(.02)	(.26)	(.22)
Net realized gains	(.20)	(.29)	(.45)	-	-
Total distributions	(.26)	(.35)	(.47)	(.26)	(.22)
Net asset value, end of period	$5.14	$4.58	$4.74	$4.60	$5.00
Market value, end of period	$3.63	$3.59	$3.69	$3.78	$4.17
Total Return (2)
Based on net asset value	20.67%	5.70%	16.22%	(1.86)%	19.60%
Based on market price	8.72%	6.43%	10.10%	(3.30)%	21.07%
Ratios/Supplemental Data (3)
Net assets at end of period (000s omitted)	$38,101	$33,940	$35,155	$34,102	$37,071
Ratio of total expenses to average net assets	3.72%	3.14%	2.60%	2.31%	2.00%
Ratio of net expenses excluding loan interest and fees to average net assets
	3.71%	3.14%	2.60%	2.30%	1.96%
Ratio of net investment income (loss) to average net assets	3.19%	(1.88)%	0.25%	4.31%	4.33%
Portfolio turnover rate	1%	57%	115%	22%	55%

(1)The per share amounts were calculated using the average number of common shares outstanding during the period.

(2)Total return on a market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s dividend reinvestment plan if in effect or, if there is no plan in effect, at the lower of the per share net asset value or the closing market price of the Company’s shares on the dividend/distribution date. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The calculation does not reflect brokerage commissions, if any.

(3)Expenses and income ratios do not include expenses incurred by the Acquired Funds in which the Company invests.

See notes to financial statements.

21	Annual Report 2014	SELF STORAGE GROUP, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	December 31, 2014
Financial Statements

To the Board of Directors and Stockholders of
Self Storage Group, Inc.

We have audited the accompanying statement of assets and liabilities of Self Storage Group, Inc., including the schedule of portfolio investments as of December 31, 2014 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years indicated thereon. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Self Storage Group, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 20, 2015

SELF STORAGE GROUP, INC.	Annual Report 2014	22

POLICIES AND RISKS	(Unaudited)
Additional Information

Investment Objectives and Policies
Until the Company’s deregistration as an investment company becomes effective, the Company’s primary investment objective is to provide a high level of income. This objective is fundamental and may not be changed with stockholder approval. The Company is also subject to certain investment restrictions, set forth in its most recently effective Statement of Additional Information, that are fundamental and cannot be changed without stockholder approval. The Company’s secondary investment objective of capital appreciation is not fundamental and may be changed by the Board of Directors without stockholder approval. Notice to stockholders of any change in the Company’s secondary investment objective will be provided as required by applicable law. After the Company’s deregistration becomes effective, it will no longer be governed by the Act.

Risk Factors
Stockholders should note that there are a number of risks related to the Company’s business in connection with the implementation of the Business Proposal. Additionally, there are risks related to the operating performance of the Company’s self storage facilities and the Company’s performance will be subject to risks associated with the real estate industry. There are also risks related to the Company’s organization and structure and risks related to the Company’s tax status as a REIT. The summary of risk factors below is qualified by reference to a more complete statement of applicable risks contained in the Company’s Proxy Statement dated November 9, 2011 and Supplemental Questions & Answers Regarding the Business Proposal dated November 23, 2011 which are available at www.selfstoragegroupinc.com/proxy-statement.html and upon request by contacting the Company.

There are a number of risks related to the Company’s business in connection with the implementation of the Business Proposal and they should be noted:

•	The Company is pursuing a business in which it has no operating history.

•	The Company’s investments are subject to concentration risk.

•	The Company’s performance is subject to risks associated with operation of self storage facilities.

The following factors, among others, may adversely affect the operating performance of the Company’s self storage facilities:

•	Perceptions by prospective tenants of the Company’s self storage properties of the safety, convenience, and attractiveness of such properties and the areas in which they are located.

•	A general decline in rental rates or an increase in tenant defaults.

•	Vacancies or inability to rent storage space on favorable terms.

•	Increases in operating costs.

•	Actual or perceived oversupply or declining demand of self storage in a particular area.

•	Difficulties in hiring, training and maintaining skilled field personnel.

•	Competition from other self storage facilities which may adversely impact the markets in which the Company invests and in which the Company’s self storage companies operate.

The Company’s performance may be subject to risks associated with the real estate industry. Some of these risks include:

•	The Company expects to invest in a limited number of self storage facilities.

•	Prevailing economic conditions may adversely affect the Company’s business, financial condition and results of operations.

•	The Company may be unable to complete acquisitions that would grow its business.

•	The inability to achieve satisfactory completion of due diligence investigations and other customary closing conditions.

•	The consideration paid for properties may exceed their value.

•	The Company may acquire properties subject to liabilities.

•	The Company’s investments in development and redevelopment projects may not yield anticipated returns.

•	The Company may not complete development projects on schedule or within projected budgeted amounts.

•	The Company may encounter delays or refusals in obtaining all necessary zoning, land use, building, occupancy and other required governmental permits and authorizations.

•	The Company may be unable to increase occupancy at a newly acquired property as quickly as expected or at all.

•	The Company may be unable to obtain financing for these projects on favorable terms or at all.

•	The Company may fail to successfully integrate and operate acquired properties.

•	Regulatory compliance costs will reduce the Company’s income.

•	The Company may incur liability from tenant and employment-related claims and litigation.

•	Uninsured losses or losses in excess of the Company’s insurance coverage could adversely affect its financial condition and cash flow.

•	Perceptions of the self storage industry.

•	The Company’s investments will be relatively illiquid.

•	For a time, until the Business Proposal is fully implemented, the Company’s performance may be subject to the risks of investment in publicly traded REITs.

•	Delays in acquisitions of self storage facilities may adversely affect your investment.

•	The Company may be unable to maintain its current level of distributions or increase distributions over time.

There are risks related to the Company’s organization and structure:

•	Management has no prior experience operating a REIT.

•	The Board may revoke the Company’s REIT election at any time.

•	The Company’s business could be harmed if key personnel with business experience in the self storage industry terminate their employment with the Company.

•	There may be conflicts of interest resulting from the relationships among the Company and its affiliates and other related parties.

•	The Company may sell its common stock at a price below book value without stockholder approval.

•
Once the Company deregisters under the Investment Company Act of 1940, as amended, and assuming it does not reclassify its Board or list its common stock on NASDAQ, the Company’s reporting obligations to stockholders may be materially affected.

•	Certain provisions of Maryland law and the Company’s Charter and By-laws may prevent changes in control or otherwise discourage takeover attempts that may be beneficial to stockholders.

There are risks related to the Company’s tax status as a REIT:

•	Even though the Company currently qualifies for federal tax treatment as a REIT, it may face tax liabilities that will reduce its cash flow.

•	Complying with the REIT requirements may cause the Company to forego, or to liquidate, otherwise attractive opportunities.

•	Failure to continue to qualify for treatment as a REIT may have adverse tax consequences.

•
The Company’s REIT taxable income may exceed its cash flow for a year, which could necessitate its borrowing funds and/or subject it to tax, thus reducing the cash available for distribution to its stockholders.

•	Distributions or gain on sale of shares may be treated as unrelated business taxable income to tax-exempt investors.

•	Dividends payable by the Company will not qualify for the reduced tax rates available for “qualified dividend income.”

•	REIT restrictions on ownership of shares may delay or prevent its acquisition by a third party.

•	The Company may be subject to adverse legislative or regulatory tax changes.

Proxy  Voting

The Company’s Proxy Voting Guidelines, as well as its voting record for the most recent 12 months ended June 30, are available without charge by calling the Company collect at 1-212-785-0900, on the SEC’s website at www.sec.gov, and on the Company’s website at www.SelfStorageGroupInc.com.

Quarterly Schedule Of Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Company’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company makes the Forms N-Q available on its website at www.SelfStorageGroupInc.com.

Distributions

The Company’s current distribution policy is to provide stockholders with a relatively stable cash flow and attempt to reduce or eliminate the Company’s market price discount to its net asset value per share. The distributions are paid from ordinary income and any net capital gains, with the balance representing return of capital. The policy may be changed or discontinued without notice. The Company’s distributions are not tied to its net investment income and net realized capital gains and do not represent yield or investment return. The Company is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal year on the aggregate gains and losses realized by the Company and other factors. Therefore, the exact amount of distributable income can only be determined as of the end of the Company’s fiscal year. Under the Investment Company Act of 1940, as amended, however, the Company is required to indicate the source of each distribution to stockholders. The Company estimates that distributions for the period commencing January 1, 2015, including the distributions paid quarterly, will be comprised primarily from net investment income and the balance from paid in capital. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and other factors. In January, the Company normally sends stockholders a Form 1099-DIV for the prior calendar year stating the amount and composition of distributions and providing information about their appropriate tax treatment.

23	Annual Report 2014	SELF STORAGE GROUP, INC.

DIVIDENDS	(Unaudited)
Additional Information

HISTORICAL DISTRIBUTION SUMMARY
PERIOD	Investment Income	Return of Capital	Capital Gains	Total
2014	$ 0.060	$ 0.000	$ 0.200	$ 0.260
2013	$ 0.060	$ 0.000	$ 0.290	$ 0.350
2012	$ 0.020	$ 0.000	$ 0.450	$ 0.470
2011	$ 0.260	$ 0.000	$ 0.000	$ 0.260
2010	$ 0.220	$ 0.000	$ 0.000	$ 0.220
2009	$ 0.235	$ 0.000	$ 0.000	$ 0.235
2008	$ 0.240	$ 0.000	$ 0.000	$ 0.240
2007	$ 0.170	$ 0.050	$ 0.000	$ 0.220
2006	$ 0.130	$ 0.150	$ 0.000	$ 0.280
2005	$ 0.200	$ 0.080	$ 0.000	$ 0.280
2004	$ 0.245	$ 0.090	$ 0.000	$ 0.335
2003	$ 0.220	$ 0.140	$ 0.000	$ 0.360
2002	$ 0.280	$ 0.220	$ 0.000	$ 0.500
2001	$ 0.360	$ 0.200	$ 0.000	$ 0.560
2000	$ 0.420	$ 0.160	$ 0.000	$ 0.580
6 months ended 12/31/99	$ 0.230	$ 0.070	$ 0.000	$ 0.300
12 months ended 6/30/99	$ 0.550	$ 0.130	$ 0.000	$ 0.680
From June 29, 1998 to November 30, 1998	$ 0.520	$ 0.320	$ 0.000	$ 0.840

25	Annual Report 2014	SELF STORAGE GROUP, INC.

DIRECTORS AND OFFICERS	(Unaudited)
Additional Information

The following table sets forth certain information concerning the directors currently serving on the Board of Directors of the Company. The directors of each class shall serve for terms of five years and then carryover until their successors are elected and qualify. Unless otherwise noted, the address of record for the directors and officers is 11 Hanover Square, New York, New York 10005.

INTERESTED DIRECTOR
	Position(s)			Number of Portfolios in	Other
Name, Address, and	Held with the	Director	Principal Occupation(s)	Fund Complex Overseen by	Directorships Held by
Date of Birth	Company	Since	for the Past Five Years	Director (1)	Director (2)
MARK C. WINMILL(3) November 26, 1957	Class V Director	2012
President, Chief Executive Officer, and a Director or Manager of the Company, and its subsidiaries and Tuxis Corporation and its subsidiaries (“Tuxis”). He is Vice President of the Fund Complex and Chief Investment Strategist of Bexil Advisers LLC and Midas Management Corporation (registered investment advisers and, collectively, the “Advisers”). He is Executive Vice President and a Director of Winmill & Co. Incorporated (“Winco”). He is a principal of Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers and, collectively, the “Broker-Dealers”). He is Vice President of Bexil Corporation.
				1	None
THOMAS B. WINMILL, ESQ.(3) PO Box 4 Walpole, NH 03608 June 25, 1959	Class IV Director	1997	Vice President and a Director of the Company. He is Vice President of Tuxis. He is President, Chief Executive Officer, and a Director or Trustee of the Fund Complex. He is President, Chief Executive Officer, General Counsel, and a Director or Manager of the Advisers, the Broker-Dealers, Bexil Corporation, and Winco. He is a Director of Bexil American Mortgage Inc. and Castle Mortgage Corporation. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute.	6	None
INDEPENDENT DIRECTORS
BRUCE B. HUBER, CLU, ChFC, MSFS February 7, 1930	Class III Director	2004	Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate, and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ.	6	None
JAMES E. HUNT December 14, 1930	Class II Director	2004	He is a Limited Partner of Hunt Howe Partners LLC, executive recruiting consultants.	6	None
PETER K. WERNER August 16,1959	Class I Director	1997	Since 1996, he has been teaching, coaching, and directing a number, of programs at The Governor’s Academy of Byfield, MA. Currently, he serves as chair of the History Department. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	6	None
(1)  The Fund Complex is comprised of the Company, Dividend and Income Fund, Foxby Corp., and Midas Series Trust. Dividend and Income Fund, Foxby Corp., and Midas Series Trust are managed by affiliates of the Company. (2)  Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act, excluding those within the Fund Complex.   (3)  He is an “interested person” of the Company as defined in the Act due to his role as an officer of the Company.
Messrs. Huber, Hunt, and Werner also serve on the Audit, Nominating, and Compensation Committees of the Board. Mr. Mark Winmill also serves on the Executive Committee of the Board. Each of the directors serves on the Continuing Directors Committee of the Board.

SELF STORAGE GROUP, INC.	Annual Report 2014	26

DIRECTORS AND OFFICERS	(Unaudited)
Additional Information

The executive officers, other than those who serve as directors,  and their relevant biographical information are set forth below.

EXECUTIVE OFFICERS
Name and	Position(s) Held with	Officer	Principal Occupation(s)
Date of Birth	the Company	Since*	for the Past Five Years
Russell Kamerman, Esq. July 8, 1982	Chief Compliance Officer, AML Officer, Associate General Counsel, Vice President and Assistant Secretary	2014
From September 2008 through December 2014, he was an attorney in private practice focusing on regulatory, compliance and other general corporate matters relating to the structure, formation and operation of investment funds and investment  advisers. Since December 2014, he has served as Chief Compliance Officer, Anti-Money Laundering Officer, Associate General Counsel, Vice President and Assistant Secretary of Tuxis, the Fund Complex, the Advisers, Bexil Corporation and Winco. He is a member of the New York State Bar.

Heidi Keating March 28,1959	Vice President	1997	Vice President of Tuxis, the Fund Complex, the Advisers, the Broker-Dealers, Bexil Corporation, and Winco.
Robert J. Mathers May 5, 1967	Vice President, Operations	2012	Vice President, Operations of Tuxis.
Thomas O’Malley July 22, 1958	Chief Financial Officer, Treasurer, Vice President	2005	Chief Financial Officer, Treasurer, and Vice President of Tuxis, the Fund Complex, the Advisers, the Broker-Dealers, Bexil Corporation, and Winco. He is a certified public accountant.
John F. Ramirez, Esq. April 29,1977	General Counsel, Chief Legal Officer, Secretary, Vice President	2005
General Counsel, Chief Legal Officer, Vice President, and Secretary of the Fund Complex and Tuxis. He is Vice President, Senior Associate General Counsel, and Secretary of the Advisers, the Broker-Dealers, Bexil Corporation, and Winco. Additionally, he is Chief Compliance Officer of the Broker-Derlers. He also is a member of the New York State Bar and the Investment Advisers Committee, Small Funds Committee, and Compliance Advisory Committee of the Investment Company Institute.

*Officers hold their positions with the Company until a successor has been duly elected and qualifies. Officers are generally elected annually. The officers were last elected on December 10, 2014.

27	Annual Report 2014	SELF STORAGE GROUP, INC.

GENERAL INFORMATION	(Unaudited)
Additional Information

STOCK DATA AT DECEMBER 31, 2014
Market Price per Share		$3.63
Net Asset Value per Share		$5.14
Market Price Discount to Net Asset Value		29.4%
Ticker Symbol		SELF
CUSIP Number		81631Y102

2015 QUARTERLY DISTRIBUTION DATES
Declaration	Record	Payment
March 2	March 16	March 31
June 1	June 15	June 30
September 1	September 16	September 30
December 1	December 15	December 30

COMPANY INFORMATION
Stock Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
www.amstock.com
1-800-278-4353

SELFSTORAGEGROUPINC.COM
Visit us on the web at www.SelfStorageGroupInc.com.
The site provides information about the Company, including market performance, net asset value, dividends, press releases, and stockholder reports. For further information, please email us at info@SelfStorageGroupInc.com.

Cautionary Note Regarding Forward Looking Statements - This report contains “forward looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities or other assets (including real estate) in which the Company invests, market discount from net asset value, distribution policy risk, management risk, and other risks discussed in the Company’s filings with the SEC. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward looking statements made herein. There is no assurance that the Company’s objectives will be attained.

Company Information - This report, including the financial statements herein, is transmitted to the stockholders of the Company for their information. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Company or any securities mentioned in this report. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state, or an exemption therefrom.

Section 23 Notice - Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Company may in the future purchase its own shares in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Company, although nothing herein shall be considered a commitment to purchase such shares.

SELF STORAGE GROUP, INC.	Annual Report 2014	28

SELF
STORAGE
GROUP, INC.
W W W. S E L F S T O R A G E G R O U P I N C. C O M

TICKER

Printed on Recycled Paper

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics (the “Code”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	The text of the Code can be viewed on the registrant’s website, www.globalincomefund.net, or a copy of the code may be obtained free of charge by calling collect 1-212-785-0900.

Item 3. Audit Committee Financial Expert.

                    The registrant’s Board of Directors has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Directors: Bruce B. Huber, James E. Hunt, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES
2014 - $26,500
2013 - $21,000

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT RELATED FEES
2014 - $3,000
2013 - $1,500

Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

TAX FEES
2014 - $10,750
2013 - $7,500

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

ALL OTHER FEES
2014 - N/A
2013 - N/A

(e)
(1) Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by the auditors to the registrant and any non-audit services proposed to be provided by such auditors to the registrant’s investment adviser, if the engagement relates directly to the registrant’s operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditor in the fiscal year in which services are provided; (2) such services were not recognized as non-audit services at the time of the engagement; and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $32,500 and $35,750 respectively.

(h)
The registrant’s audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

                   The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt, and Peter K. Werner.

Item 6. Schedule of Investments.

                   Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

AMENDED PROXY VOTING POLICIES AND PROCEDURES
2015

Self Storage Group, Inc.

Self Storage Group, Inc. (the “Fund") delegates the responsibility for voting proxies of portfolio companies held in the Fund’s portfolio to Institutional Shareholder Services (“ISS”).  A concise summary of the Proxy Voting Guidelines of ISS (see attached) is incorporated by reference herein as the Fund’s proxy voting policies and procedures, as supplemented by the terms hereof.  The Fund retains the right to override the delegation to ISS on a case-by-case basis, in which case the  ADDENDUM – NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES   supersede the Proxy Voting Guidelines of ISS in their entirety. In all cases, the Fund will seek to vote its proxies in the best interests of the Fund.

With respect to a vote upon which the Fund overrides the delegation to ISS, to the extent that such vote presents a material conflict of interest between the Fund and its Investment Manager or any affiliated person of the Investment Manager, the Fund normally will disclose such conflict to, and obtain consent from, its Independent Directors, or a committee thereof, prior to voting the proxy.

ADDENDUM
NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are intended to provide general guidelines regarding the issues they address.  As such, they cannot be “violated.” In each case the vote generally will be based on maximizing shareholder value over the long term, as consistent with overall investment objectives and policies.

Board and Governance Issues

Board of Director Composition

Typically, we will not object to slates with at least a majority of independent directors.

We generally will not object to shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Approval of IRPAF

We will evaluate on a case-by-case basis instances in which the audit firm has a significant audit relationship with the company to determine whether we believe independence has been compromised.

We will review and evaluate the resolutions seeking ratification of the auditor when fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

We will carefully review and evaluate the election of the audit committee chair if the audit committee recommends an auditor whose fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

Increase Authorized Common Stock

We will generally support the authorization of additional common stock necessary to facilitate a stock split.

We will generally support the authorization of additional common stock.

Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting, dividend and conversion rights) are determined at the discretion of the Board when the stock is issued.  Although such an issue can in theory be used for financing purposes, often it has been used in connection with a takeover defense. Accordingly, we will generally evaluate the creation of blank check preferred stock.

Classified or “Staggered” Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such Boards offer continuity in direction which promotes long-term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

We will vote on a case-by-case basis on issues involving classified boards.

Supermajority Vote Requirements

Supermajority vote requirements in a company  charter or bylaws require a level of voting approval in excess of simple majority.  Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

We will vote on a case-by-case basis regarding issues involving supermajority voting.

Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage or outstanding shares that would be required to effect the proposed action at a shareholder meeting.

We will generally not object to proposals seeking to preserve the right of shareholders to act by written consent.

Restrictions on Shareholders to Call Meetings

We will generally not object to proposals seeking to preserve the right of the shareholders to call meetings.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increase costs of director  liability insurance, many states have passed laws limiting director liability for those acting in good faith.  Shareholders, however, often must opt into such statutes.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

We will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.

Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeovers laws.

We typically will not object to reincorporation proposals.

Cumulative Voting

Cumulative voting allows shareholders to cumulate their votes behind one or a few directors running for the board  that is, cast more than one vote for a director thereby helping a minority of shareholders to win board representation.  Cumulative voting generally gives minority shareholders an opportunity to effect change in corporate affairs.

We typically will not object to proposals to adopt cumulative voting in the election of directors.

Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

We will vote on a case-by-case basis dual classes of stock.  However, we will typically not object to dual classes of stock.

Limit Directors Tenure

In general, corporate directors may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, we will vote on a case-by-case basis regarding attempts to limit director tenure.

Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation.  The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

We normally will not object to resolutions that require corporate directors to own shares in the company.

Executive Compensation

Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, we will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

Compensation for CEO, Executive, Board and Management

We typically will not object to proposals regarding executive compensation if we believe the compensation clearly does not reflect the current and future circumstances of the company.

Formation and Independence of Compensation Review Committee

We normally will not object to shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

Stock Options for Board and Executives

We will generally review the overall impact of stock option plans that in total offer greater than 25% of shares outstanding because of voting and earnings dilution.

We will vote on a case-by-case basis option programs that allow the repricing of underwater options.

In most cases, we will oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

Generally, we will support options programs for outside directors subject to the same constraints previously described.

Employee Stock Ownership Plan (ESOPs)

We will generally not object to ESOPs created to promote active employee ownership.  However, we will generally oppose any ESOP whose purpose is to prevent a corporate takeover.

Changes to Charter or By-Laws

We will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder  best interests.

Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.  This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

We generally will not object to confidential voting.

Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.  In some cases they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, we will not oppose resolutions for equal access proposals.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover.  Companies argue that such provisions are necessary to keep executives from  “jumping ship” during potential takeover attempts.

We will not object to the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices.  In evaluating a particular golden parachute, we will examine if considered material total management compensation, the employees covered by the plan, and the quality of management and all other factors deemed pertinent.

Mergers and Acquisitions

Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company  assets.  In evaluating the merit of each issue, we will consider the terms of each proposal.  This will include an analysis of the potential long-term value of the investment.

On a case by case basis, we will review management proposals for merger or restructuring to determine the extent to which the transaction appears to offer fair value and other proxy voting policies stated are not violated.

Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareholder approval.  Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

We typically will not object to most proposals to put rights plans up for a shareholder vote.  In general, poison pills will be reviewed for the additional value provided to shareholders, if any.

Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares.  This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.
We generally will support anti-greenmail provisions.

Opt-Out of State Anti-takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking a company to opt-out of a particular state  anti-takeover laws.

We generally will not object to bylaws changes requiring a company to opt out of state anti-takeover laws. Resolutions requiring companies to opt into state anti-takeover statutes generally will be subject to further review for appropriateness.

Other Situations

In the event an issue is not addressed in the above guidelines, we will determine on a case-by-case basis any proposals that may arise from management or shareholders.  To the extent that a proposal from management does not infringe on shareholder rights, we will generally support management  position.  We may also elect to abstain or not vote on any given matter.

January 1, 2015

ISS United States Concise Proxy Voting Guidelines
2015 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2015 Published January 7, 2015

The policies contained herein are a sampling of select, key U.S. proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2015 proxy voting guidelines can be found at: http://www.issgovernance.com/policy-gateway/2015-policy-information/

Routine/Miscellaneous

.1 Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors:

.1 Voting on Director Nominees in Uncontested Elections

General Recommendation: Generally vote for director nominees, except under the following circumstances:

1.	Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by-case) for the following:
Problematic Takeover Defenses
Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
•
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:
•	The company's response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company's ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

1.17.
Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors, as applicable:

•	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;

•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;

•	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•	The company's ownership structure;

•	The company's existing governance provisions;

•	Whether the amendment was made prior to or in connection with the company's initial public offering;

•	The timing of the board's amendment to the bylaws/charter in connection with a significant business development;

•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.18.	Material failures of governance, stewardship, risk oversight3, or fiduciary responsibilities at the company;
1.19.	Failure to replace management as appropriate; or
1.20.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company's ownership structure and vote results;

•	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year's support level on the company's say-on-pay proposal.

3.	Composition

Attendance at Board and Committee Meetings:

3.1.
Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards5.

4.	Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.

.2 Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

•	The scope of the proposal;

•	The company's current board leadership structure;

•	The company's governance structure and practices;

•	Company performance; and

•	Any other relevant factors that may be applicable.

.3 Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

General Recommendation: Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:
•	Company-specific factors; and

•	Proposal-specific factors, including:

•	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

•	The maximum proportion of directors that shareholders may nominate each year; and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

.4 Proxy Contests—Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

1.	SHAREHOLDER RIGHTS & DEFENSES

.5 Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)
Bylaw provisions impacting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

General Recommendation: Vote case-by-case on bylaws which impact shareholders' litigation rights, taking into account factors such as:

•	The company's stated rationale for adopting such a provision;

•	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;

•	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

•
Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders' litigation rights will be evaluated under ISS' policy on Unilateral Bylaw/Charter Amendments.

CAPITAL/RESTRUCTURING

.1 Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company's use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

.2 Preferred Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company's use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

.3 Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

.1 Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

.1 Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•
There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Primary Evaluation Factors for Executive Pay

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices6, this analysis considers the following:

1.	Peer Group7 Alignment:

•	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

•	The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment8 – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company's peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay9 compared to grant pay; and

•	Any other factors deemed relevant.

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

•	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking
•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•	The company's response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company's ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

.2 Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans10 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

•
Plan Cost:  The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Automatic single-triggered award vesting upon a change in control (CIC);

•	Discretionary vesting authority;

•	Liberal share recycling on various award types;

•	Lack of minimum vesting period for grants made under the plan.

•	Grant Practices:

•	The company’s three year burn rate relative to its industry/market cap peers;

•	Vesting requirements in most recent CEO equity grants (3-year look-back);

•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

•	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a claw-back policy;

•	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:
•	Awards may vest in connection with a liberal change-of-control definition;

•
The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

•	Any other plan features are determined to have a significant negative impact on shareholder interests.

Social/Environmental Issues

.1 Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

.2 Climate Change/Greenhouse Gas (GHG) Emissions
General Recommendation: Generally vote for resolutions requesting that a company disclose information on the impact of climate change on its operations and investments, considering:

•
Whether the company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
•
The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company's level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
•	Whether the company provides disclosure of year-over-year GHG emissions performance data;

•	Whether company disclosure lags behind industry peers;

•	The company's actual GHG emissions performance;

•	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

.2 Political Activities

.1 Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

.2 Political Contributions
General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

•	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

•	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

•	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.
Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

.3 Political Ties
General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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Item 8. Portfolio Managers of Closed End Management Investment Companies.

    As of March 11, 2014, Mark C. Winmill, as President and Chief Executive Officer of the registrant, is responsible for the management of the registrant's assets.  He has managed the assets of the registrant since 2012.  Mr. Winmill is President, Chief Executive Officer, and a Director or Manager of the registrant and its subsidiaries and Tuxis Corporation and its subsidiaries. He is Chief Investment Strategist and Vice President of Bexil Advisers LLC and Midas Management Corporation (registered investment advisers, collectively, the "Advisers"). Mr. Winmill is a member of the Investment Policy Committee ("IPC") of the Advisers.  He is Executive Vice President and a Director of Winmill & Co. Incorporated, a principal of Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers), Vice President of Bexil Corporation, and a Director of New York Self Storage Association.

    As of December 31, 2014, Mr. Winmill’s compensation, with respect to the Registrant, consists of a salary, bonus, employee benefits, and reimbursement of reasonable business expenses, pursuant to an employment agreement with the registrant. As of December 31, 2014 Mr. Winmill's compensation plan generally consists of base salary, employee benefits plan participation, qualified retirement plan participation, annual and asset level bonuses, certain prerequisites, and participation in equity based compensation plans. A portion of Mr. Winmill’s compensation may be deferred at his election.

    Mr. Winmill's base salary is determined annually by level of responsibility and tenure at the Registrant or its affiliates. The primary components of Mr. Winmill’s annual bonus are based on (i) number of weeks’ salary paid as annual bonuses to employees generally of the Registrant and its affiliates, and (ii) the financial performance of the Registrant  and its affiliates. A subjective component of Mr. Winmill’s annual bonus is based on his overall contribution to management of the Registrant and its affiliates. Mr. Winmill may receive an asset level bonus upon assets under management reaching certain levels. Mr. Winmill also may be compensated under equity based compensation plans linked to increases or decreases in the market value of the stock of the parent of the investment manager and its affiliates.

    Mr. Winmill's compensation with respect to the registrant and as an IPC member may give rise to potential conflicts of interest. Mr. Winmill’s base pay tends to increase with additional and more complex responsibilities often reflecting increased assets under management and marketing efforts, which together indirectly link compensation to sales of Fund shares. The asset level bonus, although intended to encourage above average investment performance and account servicing, as well as lower expense ratios may give rise to potential conflicts of interest by linking compensation to sales. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as Mr. Winmill must allocate his or her time and investment ideas across multiple funds and accounts. Mr. Winmill may execute transactions for one fund or account that may adversely impact the value of securities held by another fund. Securities selected for one fund or accounts rather than another Fund may outperform the securities selected for the Fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds’ codes of ethics will adequately address such conflicts.

    The following table provides information relating to other (non-registrant) accounts where the portfolio manager is jointly or primarily responsible for day-to-day management as of December 31, 2014. The portfolio manager does not manage accounts or assets with performance-based advisory fees, or other pooled investment vehicles.

Number of Registered Investment Companies	Assets (millions)
3	$32

Number of Other Accounts	Assets (millions)
1	$0

As of March 9, 2015, the dollar range of shares in the registrant beneficially owned by Mark C. Winmill was $50,001-$100,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

                    There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.
407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Self Storage Group, Inc.

March 09, 2015	By: /s/ Mark C. Winmill
Mark C. Winmill, President

Self Storage Group, Inc.

March 09, 2015	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Self Storage Group, Inc.

March 09, 2015	By: /s/ Mark C. Winmill
Mark C. Winmill, President

Self Storage Group, Inc.

March 09, 2015	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer